SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under § 240.14a-12

iM GLOBAL PARTNER FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

iM Global Partner Funds

2301 Rosecrans Avenue, Suite 2150

El Segundo, California 90245

October 21, 2026

Dear Shareholders of iM Global Partner Funds (the “Trust”),

The enclosed Proxy Statement discusses a proposal to be voted upon by shareholders of the Trust. Please review the Proxy Statement and cast your vote on the proposal. After considering the proposal, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved the proposal. The Board recommends that shareholders vote FOR the proposal.

You are being asked to elect five Trustees to the Board. The nominees are Craig W. Wainscott, Thomas W. Bird, Jonathan W. DePriest, Pamela Yang and Luc Dumontier. The Board has nominated these five Trustees for election to the Board and believes that it is in the best interests of the Trust and its shareholders to elect them to the Board.

I am excited about the future of the Trust and ask that you cast a positive vote for the election of Craig W. Wainscott, Pamela Yang, and Luc Dumontier and the reelection of Jonathan W. DePriest and Thomas W. Bird to the Board.

It is very important that we receive your vote before January 15, 2027. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card. Enter the control number on your Proxy Card and follow the instructions.

•	PHONE: Call the toll-free number listed on your Proxy Card. The control number on your Proxy Card will be needed at the time of the call.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter. If you have any questions, please contact EQ Fund Solutions, LLC at 1-800 207-3158.

Sincerely,

Luc Dumontier

President of the Trust

iM GLOBAL PARTNER FUNDS

iMGP Global Select Fund

iMGP International Fund

iMGP Small Company Fund

iMGP Low Duration Income Fund

iMGP Dolan McEniry Core Plus Fund

iMGP APA Enhanced Income Municipal Fund

iMGP Berkshire Dividend Growth ETF

iMGP DBi Managed Futures Strategy ETF

2301 Rosecrans Avenue, Suite 2150

El Segundo, California 90245

1-800-960-0188

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of iMGP Global Select Fund, iMGP International Fund, iMGP Small Company Fund, iMGP Low Duration Income Fund, iMGP Dolan McEniry Core Plus Fund, iMGP APA Enhanced Income Municipal Fund, iMGP Berkshire Dividend Growth ETF and iMGP DBi Managed Futures Strategy ETF (collectively, the “Funds”), each a series of iM Global Partner Funds (the “Trust”), will be held at the offices of iM Global Partner Funds, LLC (the “Advisor”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, at 9:00 a.m. (Pacific time) on Friday, January 15, 2027.

The purpose of the Meeting is to consider and act upon the following proposal (the “Proposal”):

to elect five Trustees to the Board of Trustees of the Trust (the “Board”).

The Board has fixed the close of business on Friday, September 25, 2026 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

By order of the Board,

Joseph Kelly

Secretary

Dated: October 21, 2026

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote through the Internet or by phone by following the voting instructions found on the enclosed Proxy Card or to indicate voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask that you respond promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

iM GLOBAL PARTNER FUNDS

iMGP Global Select Fund

iMGP International Fund

iMGP Small Company Fund

iMGP Low Duration Income Fund

iMGP Dolan McEniry Core Plus Fund

iMGP APA Enhanced Income Municipal Fund

iMGP Berkshire Dividend Growth ETF

iMGP DBi Managed Futures Strategy ETF

2301 Rosecrans Avenue, Suite 2150

El Segundo, California 90245

1-800-960-0188

TO BE HELD ON JANUARY 15, 2027

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board” and each member thereof, a “Trustee”) of iM Global Partner Funds (the “Trust”) and each of its series, iMGP Global Select Fund (the “Global Select Fund”), the iMGP International Fund (the “International Fund”), the iMGP Low Duration Income Fund (the “Low Duration Income Fund”), the iMGP Small Company Fund (the “Small Company Fund”), the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”), the iMGP Dolan McEniry Core Plus Fund (the “Dolan McEniry Core Plus Fund”), the iMGP Berkshire Dividend Growth ETF (the “Berkshire Dividend Growth ETF”), and the iMGP APA Enhanced Income Municipal Fund (the “APA Enhanced Income Municipal Fund”) (each, a “Fund,” and collectively, the “Funds”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”), to be held at 9:00 a.m. (Pacific time) on Friday, January 15, 2027, at the offices of iM Global Partner Funds, LLC (the “Advisor” or “iMGP”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245 or any adjournment(s) thereof.

Only shareholders of record as of the close of business on Friday, September 25, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement is expected to be mailed to shareholders of record as of the Record Date on or about October 21, 2026. The Meeting is being held to vote on the following proposal (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournment(s) thereof:

PROPOSAL.    To elect five Trustees to the Board.

THE BOARD, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,” AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OF THE TRUST

(THE “INDEPENDENT TRUSTEES”), UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Notice of Meeting and Proxy Statement are available at https://vote.proxyonline.com/imglobal/docs/2027special.pdf. Enter the control number provided on your Proxy Card and follow the instructions. To obtain directions to attend the Meeting, please call 1-800-960-0188. The Trust will furnish, without charge, a copy of the Funds’ latest annual and/or semi-annual report to a shareholder upon request. For a free copy of such report, call 1-800-960-0188 or visit the Funds’ website at https://www.imgp.com/us/resources/fund-literature/ or write to the Funds, c/o 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245.

BACKGROUND ON THE PROPOSAL AND VOTING INFORMATION

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to elect to the Board five Trustees. This document includes a Notice of Special Meeting of Shareholders (the “Notice”), a Proxy Statement, and a Proxy Card. Please review this document in its entirety carefully before casting your vote.

What am I being asked to vote on?

You are being asked to vote on the election of five Trustees of the Trust.

The Board currently consists of five “Independent Trustees,” meaning they are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)). The current Independent Trustees are Craig W. Wainscott, Thomas W. Bird, Jonathan W. DePriest, Harold M. Shefrin, and Ms. Pamela Yang. Each current Trustee was elected to the Board by shareholders of the Trust, except for Mr. Wainscott and Ms. Yang, who were appointed by the Board in 2024 and 2025, respectively. Each current Trustee has been serving as a Trustee continuously since his or her election or appointment. To provide the Board with the flexibility to fill vacancies, shareholders are being asked to reelect two Trustees, Thomas W. Bird and Jonathan W. DePriest, and elect Craig W. Wainscott and Pamela Yang (collectively, the “Independent Nominees”), and Luc Dumontier (the “Interested Nominee,” and together with the Independent Nominees, the “Nominees”) to the Board at the Meeting. Mr. Shefrin will continue to serve as an Independent Trustee until his retirement from the Board effective December 31, 2026. If the Nominees are elected to the Board at the Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

In order to rely on certain exemptive rules (the “Exemptive Rules”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”), the Trust must comply with certain requirements, including the requirement that a majority of the Trustees on the Board be Independent Trustees. The Board believes that it is in the best interest of the Trust and its shareholders to continue to rely on the Exemptive Rules. The Board also believes that it is good governance practice to have a majority of its members be Independent Trustees. If at any time less than a majority of the Trustees then holding office were elected by shareholders of the Trust, the Board will be required pursuant to Section 16(a) of the 1940 Act to call a shareholder meeting to elect Trustees as promptly as possible and in any event within 60 days.

Why am I being asked to elect five Trustees?

We are nominating five Trustees for election by shareholders because the election of the Nominees to the Board by shareholders would provide the Board with more flexibility when a vacancy exists on the Board as a result of Trustee resignation or otherwise. The Board also believes that it is in the best interests of the Trust and its shareholders to provide the Board with the flexibility to fill a potential vacancy so that an additional proxy solicitation, which is time intensive and costly, will not be required. Therefore, the Board recommends that shareholders elect the Nominees to the Board.

What role does the Board play generally?

The Trustees serve as representatives of the shareholders of the Funds, and as such owe fiduciary duties to, and have an obligation to serve the best interests of, the Trust and its shareholders. The Trustees meet at least quarterly to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review contractual arrangements with companies that provide services to the Funds.

How will the composition of the Board change if the Nominees are elected?

The Board currently is composed of five Independent Trustees. If elected, Mr. Dumontier will serve as an Interested Trustee because of his management relationship with the Advisor and its parent company. If the Proposal is approved, the Board will be composed of four Independent Trustees and one Interested Trustee. Currently the Board consists only of Independent Trustees.

Would the Trustees who currently oversee my Funds change?

Yes, certain changes in Board membership are being proposed. The current Board consists of five trustees: Messrs. Wainscott, Bird, DePriest, and Shefrin and Ms. Yang. Each Trustee is an Independent Trustee. These Trustees have been serving on the Board continuously since their respective appointment. Shareholders have previously elected Messrs. Bird, DePriest, and Shefrin, but have not elected Mr. Wainscott or Ms. Yang, who were appointed by the Board in 2024 and 2025, respectively. Mr. Dumontier is not currently a Trustee. Mr. Dumontier was recommended as a nominee to the Board by the Governance Committee of the Board, and the Board approved the nomination. Trustees on the Board will continue to be experienced executives who will meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review Fund performance. Mr. Shefrin is scheduled to retire from the Board effective December 31, 2026 and therefore is not standing for re-election.

What are the qualifications of Messrs. Wainscott, Bird, DePriest, and Dumontier and Ms. Yang?

Mr. Bird is a nominee for reelection to the Board. Mr. Bird has over forty years of general management and investment experience, with a focus on impact investing. Mr. Bird currently serves on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Mr. DePriest is a nominee for reelection to the Board. Mr. DePriest has over two decades of experience as legal counsel to investment advisers, mutual funds, closed-end funds, private funds and other investment vehicles. Through his previous roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Mr. Wainscott is a nominee for election to the Board. He has extensive experience in the investment management business, including having served as a Managing Director in the U.S. mutual fund group at Russell Investments and as President of Russell Canada and Director of Russell Australia. Mr. Wainscott has worked as a Chartered Financial Analyst (CFA) since 1985 and has experience with quantitative investment techniques, fund marketing and fund distribution.

Ms. Yang is a nominee for election to the Board. Ms. Yang has over twenty-five years of professional experience leading and managing various asset management firms. Ms. Yang has previously served as Chief Operating Officer of The Bulfinch Companies, Inc. and as Managing Director of State Street Global Advisors. Through her senior management and board service experience, Ms. Yang contributes management, operational and corporate governance expertise to boards.

Mr. Dumontier is a nominee for election to the Board. Mr. Dumontier joined iMGP in September 2025. He is responsible for leading all research and investment teams at iMGP and identifying opportunities for the expansion of iMGP’s product offerings in the U.S. and Europe. Prior to joining iMGP, Mr. Dumontier was Head of Investments at Ossiam, Head of Factor Investing at LFIS Capital, Head of Absolute Return and Global Macro at HSBC and Head of Absolute Return at Sinopia Asset Management.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details fees that have been paid to the Independent Trustees, under “Trustee Compensation” below in the discussion of the Proposal. Mr. Dumontier, who is nominated as an Interested Trustee, would not be compensated by the Trust for his service.

Has the Board approved the Proposal?

Yes. The Board has unanimously approved the Proposal and recommends that shareholders elect the Nominees.

Who is EQ Fund Solutions, LLC?

EQ Fund Solutions, LLC (the “Solicitor” or “EQ Fund Solutions”) is a company that has been engaged by the Funds to assist in the solicitation of proxies. The Solicitor is not affiliated with the Funds or with the Advisor. The expenses of this solicitation are estimated to be approximately $150,000. In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote. As the Meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be adjourned or postponed. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for the expenses of this solicitation of proxies in connection with the Meeting?

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be borne by the Funds.

Who is eligible to vote?

Only shareholders of record of the Funds as of the close of business on Friday, September 25, 2026, the Record Date, are entitled to notice of, and to be present and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of record of each Fund as of the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal.

How can a quorum be established?

The presence in person or by proxy of 40% of the outstanding shares of the Trust entitled to vote constitutes a quorum for the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” will be counted as shares that are present and entitled to vote. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The existence of a quorum is considered with respect to the Trust as a whole rather than on a Fund-by-Fund basis.

What vote is required?

Approval of the Proposal, the election of five Trustees, requires a plurality of all outstanding shares of the Trust voting, and the five Nominees receiving the most “FOR” votes will be elected (even if less than a majority of the votes cast), provided a quorum is present. Accordingly, each of Messrs. Bird, DePriest, Wainscott, and Dumontier and Ms. Yang must be one of the five Nominees receiving the most “FOR” votes in order to be elected. Under the plurality vote standard, a Nominee can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are withheld from the Nominee. Shareholders of all Funds will vote on the Proposal together and not by separate Fund or share class.

In determining whether shareholders have approved the Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Abstentions, votes that are withheld, and broker non-votes will have no effect on the Proposal.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to attend. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote through the Internet by visiting the Internet site listed on your Proxy Card and following the on-line instructions or by calling the toll-free number listed on your Proxy Card. If you need any assistance to vote your shares or have any questions regarding the Proposal, please call 1-800-207-3158.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted “FOR” the Proposal and to grant discretionary authority to the persons named in the Proxy Card as to any other matters that properly come before the Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) attending the Meeting and voting in person.

What will happen if there are not enough votes to approve the Proposal?

It is important that we receive your signed Proxy Card to ensure that there is a quorum for the Meeting. If we do not receive your vote after several weeks, you may be contacted by a representative of EQ Fund Solutions who will remind you to vote your shares and help you return your Proxy Card. In the event that a quorum is not present for the Funds at the Meeting, the Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

Please complete, sign and return the enclosed Proxy Card in the enclosed envelope.

No postage is required if mailed in the United States.

You may also vote your proxy through the Internet or by phone in accordance with the instructions set forth on the enclosed Proxy Card.

PROPOSAL

ELECTION OF FIVE TRUSTEES

Background

The Board currently consists of five Independent Trustees, Thomas W. Bird, Harold M. Shefrin, Craig Wainscott, Jonathan W. DePriest, and Pamela Yang. Each current Trustee was elected to the Board by shareholders of the Trust, except for Mr. Wainscott and Ms. Yang, who were appointed by the Board in 2024 and 2025, respectively. Each current Trustee has been serving as a Trustee continuously since his or her election or appointment. Mr. Shefrin is scheduled to retire from the Board effective December 31, 2026 and therefore is not standing for re-election.

In order to rely on certain exemptive rules (the “Exemptive Rules”) promulgated by the SEC, the Trust must comply with certain requirements, including the requirement that a majority of the Trustees on the Board be Independent Trustees. The Board believes that it is in the best interest of the Trust and its shareholders to continue to rely on the Exemptive Rules. The Board also believes that it is good governance practice to have a majority of its members be Independent Trustees. If at any time less than a majority of the Trustees then holding office were elected by shareholders of the Trust, the Board will be required pursuant to Section 16(a) of the 1940 Act to call a shareholder meeting to elect Trustees as promptly as possible and in any event within 60 days.

To provide the Board with the flexibility to fill vacancies, at the Board Meeting, the Board, including the Independent Trustees, nominated Messrs. Bird, DePriest, Wainscott, and Dumontier and Ms. Yang for election as Trustees by shareholders of the Trust. Shareholders have previously elected Messrs. Bird and DePriest, but have not elected Mr. Wainscott or Ms. Yang, who were appointed by the Board in 2024 and 2025, respectively. Mr. Dumontier is not currently a Trustee. Mr. Dumontier was recommended as a nominee to the Board and the Board approved the nomination. The Board reviewed each Nominee’s biographical information, experience, and other factors deemed relevant by the Board.

The Nominees are submitted for election by the holders of all shares of all classes of the Trust, voting together as a single class. The Nominees will serve in accordance with the Agreement and Declaration of Trust and the Third Amended and Restated By-laws of the Trust. If the Nominees are elected to the Board at the Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Messrs. Bird, DePriest, Wainscott, and Dumontier and Ms. Yang have indicated that they are able and willing to serve (or continue to serve, as the case may be) as Trustee if elected. If for any reason a Nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board, unless a shareholder instructs otherwise. If shareholders do not elect Messrs. Bird, DePriest, Wainscott, and Dumontier and Ms. Yang, Messrs. Bird, DePriest, and Wainscott and Ms. Yang would continue serving on the Board but only Messrs. Bird and DePriest would be considered to have been elected by shareholders. This could cause another proxy solicitation to be required to fill a Board vacancy in the future. Such additional proxy solicitation will not be needed if Messrs. Bird, DePriest, Wainscott, and Dumontier and Ms. Yang are elected to the Board at the Meeting.

Trustees and Officers

Information regarding the current Trustees, the Nominees, and the executive officers of the Trust is set forth below. Each Trustee holds office during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed. Any Trustee may resign at any time and may be removed by a vote of two-thirds of the outstanding shares of the Trust or by action of a majority of the Trustees. Each officer serves until he resigns or is removed by the Board or by the principal executive officer or by such other officer upon whom such power of removal may be conferred by the Board.

Current Trustees and the Nominees

The following tables provide information concerning the current Trustees and Nominees for election by shareholders.

Independent Trustees/Independent Nominees

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex* to be Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years
Independent Trustees
Thomas W. Bird 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998.	9	Bird Impact LLC (impact investing); One Summit (not-for-profit organization); Cromwell Harbor Supporting Foundation, Inc. (not-for-profit organization)
Craig Wainscott 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1961)	Independent Trustee	Open-ended term; served since July 1, 2024	Retired from Russell Investments, Managing Director, US Mutual Funds, CEO Canada, 1982-2006; CEO instaCOVER, LLC (an insurance technology platform) 2014-2021; currently an advisor to early-stage companies.	9	Advisors Series Trust, 2024-present (mutual funds) (32 portfolios); Brandes Investment Funds, 2012-2024 (mutual funds) (7 portfolios)

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex* to be Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years
Pamela Yang 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1965)	Independent Trustee	Open-ended term; served since January 1, 2025	Chief Operating Officer of The Bulfinch Companies, Inc. (commercial real estate) 2021-2025; Managing Director of State Street Global Advisors (asset management) 2018-2021; Senior Vice President of Harvard Management Company (asset management) 2000-2018.	9	Governor on the board of CFA Institute (not-for-profit); Director of MutualOne Bank
Jonathan W. DePriest 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1968)	Chairperson of the Board, Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	9	Independent Directors Council – Governing Council, 2024-present

* As of the Record Date, the Fund Complex consisted of 8 series. As of the date of this Proxy Statement, the Fund Complex consists of 9 series. The iMGP DBi Absolute Return ETF commenced operations after the Record Date, and therefore no proxies are requested from shareholders of that fund.

In respect of each Nominee, the individual’s professional accomplishments and prior experience, including experience in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be a nominee for Trustee of the Trust. The Board also considered various other factors, including the desired mix of relevant skills and experience on the Board, intangible qualities each Nominee possesses, and the fact that the Nominees have been serving on the Board, or on the boards of other organizations, for a period of time. The professional experience of each Nominee and additional considerations that contributed to the Board’s conclusion that the Nominee should serve on the Board are summarized below under “Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes or Skills.”

Officers

The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years
Luc Dumontier 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1974)	President and Interested Nominee	Open-ended term; served as President since February 2026.	Managing Director, Global Chief Investment Officer of the Advisor since September 2025. Managing Partner – Head of Investments and Operations at Ossiam from September 2021 to August 2025. Partner – Head of Factor Investing at LFIS Capital from September 2013 to 2021.	N/A	None
John M. Coughlan 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception.	Chief Operating Officer of the Advisor since 2004. Chief Compliance Officer of the Advisor from 2004 to June 2023.	N/A	None

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years
Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer and Secretary	Open-ended term; served as Chief Compliance Officer since June 2023, and as Secretary since September 2023	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Chief Compliance Officer of iM Global US Distributors, LLC since April 2024; Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None
Ha-Jin Shin-de Bruchard 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1977)	Chief Legal Officer	Open-ended term; served as Chief Legal Officer since February 2026.	General Counsel of the Advisor since May 2025. General Counsel of Quadrille Capital from 2022 to April 2025. Senior Legal Counsel of Bpifrance Investissement from 2019 to 2021.	N/A	None

In addition, Kiko Vallarta is an Assistant Secretary of the Trust.

Additional Information Concerning the Board

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Funds’ sub-advisors (collectively, the “Sub-Advisors”), and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in the Funds’ Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings, which are typically held quarterly, both in person and by videoconference, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Governance Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail under “Board of Trustees – Board Committees” below. Each of the standing committees of the Board is comprised entirely of Independent Trustees. Mr. DePriest, an Independent Trustee, serves as the Chairperson of the Board. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors other risks, such as derivatives risk, business continuity risks and risks that might be present with the Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from the Advisor as the “valuation designee” pursuant to Rule 2a-5 under the 1940 Act. As the valuation designee, the Advisor is responsible for determinations of fair value with respect to a Fund’s portfolio holdings, subject to oversight by the Board. The valuation designee reports to the Board on the valuation of a Fund’s portfolio securities, selects pricing agents for the valuation of Fund holdings, and reviews the performance of each such pricing service.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Board’s Consideration of Each Trustee’s and Nominee’s Qualification, Experience, Attributes or Skills

The Board’s Governance Committee, which is composed exclusively of Independent Trustees, identifies possible candidates through its own connections as well as soliciting any recommendations for possible candidates from the Advisor and other sources. The Governance Committee identifies the skills, attributes, characteristics and types of experience and expertise that it seeks in possible nominees as additional trustees. The five current Trustees were considered by the Governance Committee and the consensus of the Governance Committee was that each current Trustee has investment management industry or other financial experience, board experience and other qualifications that are useful to the Board in fulfilling its fiduciary responsibilities to the Funds and their shareholders. The Governance Committee also considered its interest in having an Interested Trustee join the Board. The Governance Committee noted its desire to have a member of management of the Advisor join to the Board to assist in its considerations of Fund matters. The full Board approved the nominations recommended by the Governance Committee. Five of the Trustees are currently serving as Independent Trustee for the Trust.

The Board believes that each of the Trustees and Nominees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees and Nominees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees and Nominees have served on boards for organizations other than the Trust, and many of the Trustees have served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and Nominee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Independent Nominees

Mr. Bird’s Trustee Attributes include his forty years of general management and investment experience, with a focus on private equity and impact investing. Mr. Bird has served on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Mr. DePriest’s Trustee Attributes include his over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his previous roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards. Mr. DePriest has served as Chairperson of the Board since January 2026.

Mr. Wainscott’s Trustee attributes include his substantial mutual fund and financial services experience. He has extensive experience in the investment management business, including his previous roles at Russell Investments, where he served as a Managing Director in the U.S. mutual fund group, President of Russell Canada and Director of Russell Australia. Mr. Wainscott has worked as a Chartered Financial Analyst (CFA) since 1985 and has experience with quantitative investment techniques, fund marketing and fund distribution.

Ms. Yang’s Trustee Attributes include her three decades of professional experience in the financial services industry, including audit experience at a Big Four public accounting firm. Ms. Yang spent eighteen years at the nation’s largest private university’s endowment management company overseeing charitable assets and later headed the Charitable Asset Management group at State Street Global Advisors. Ms. Yang is also a former C-suite executive at a private real estate firm. In addition, Ms. Yang currently serves on the Board of Governors of the CFA Institute and two other not-for-profit organizations. This experience gives her extensive knowledge in audit, investment, asset management, fiduciary responsibilities, financial management and governance matters.

Interested Nominee

Mr. Dumontier’s Trustee Attributes include his role as Chief Investment Officer of the Advisor. Mr. Dumontier joined iMGP in September 2025. He is responsible for leading all research and investment teams at iMGP and identifying opportunities for the expansion of iMGP’s product offerings in the U.S. and Europe. Prior to joining iMGP, Mr. Dumontier was Head of Investments at Ossiam, Head of Factor Investing at LFIS Capital, Head of Absolute Return and Global Macro at HSBC and Head of Absolute Return at Sinopia Asset Management. He is a member of the editorial board at the Journal of Systematic Investing and has led training courses at the French Society of Financial Analysts. He has published articles in Risk Magazine, Revue Banque, the Journal of Asset Management, and on the ESG Investing website. Mr. Dumontier holds a Master of Science in Economics and Econometrics and a Master of Science in Banking and Finance from the University of Paris – Pantheon Sorbonne.

Board Meetings and Board Committees

The Board has three standing committees as described below:

Audit Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2025
Jonathan W. DePriest Harold M. Shefrin, Ph.D. Craig Wainscott (Chair) Pamela Yang	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2025
Jonathan W. DePriest Harold M. Shefrin, Ph.D.(Chair)	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Governance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2025
Thomas W. Bird Jonathan W. DePriest Pamela Yang (Chair)	Responsible for seeking, identifying and recommending to the Board qualified Trustee candidates for election or appointment to the Board and overseeing matters of Trust governance, including evaluation of Board performance and process, and the establishment of Trust governance guidelines and procedures, to the extent necessary or desirable.	1*

*The Compensation Committee was merged into the Governance Committee effective September 4, 2026. During the Fiscal Year Ended December 31, 2025, the Governance Committee did not meet but the Compensation Committee met one time.

During the fiscal year ended December 31, 2025, the Board held 5 meetings, and each of the current Trustees attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

The Governance Committee identifies and screens Trustee candidates for appointment to the Board, and submits final recommendations to the full Board for approval. The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders, the Advisor of the Trust and counsel to the Trust. The Governance Committee shall take into account all factors it considers relevant, including, without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, time availability, potentially competing commitments, understanding of the investment business, and understanding of business and financial matters generally. The Governance Committee’s goal is to promote an appropriate range of skills and experience among the Trustees in the aggregate; therefore, the factors deemed relevant may vary depending on the current composition of the Board.

The Governance Committee believes that the Nominees address these factors, individually and collectively.

The Governance Committee has adopted a Governance Committee Charter, which provides that the Governance Committee will consider any candidate for Trustee recommended by a current shareholder if the Governance Committee is required by law to do so. Any such recommendation shall be submitted in writing to the Trust’s offices and must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications. The Governance Committee, however, is not required to solicit recommendations from the Trust’s shareholders. The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee.

Ownership of Securities

As of the Record Date, the Nominees owned the following dollar range of shares of the Funds(1):

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)

Independent Trustees

Thomas W. Bird	Low Duration Income Fund	D	E
	Dolan McEniry Core Plus Fund	D

Jonathan W. DePriest	DBi Managed Futures Strategy ETF	E	E

Harold M. Shefrin, Ph.D.*	International Fund	E	E

Craig Wainscott	DBi Managed Futures Strategy ETF Low Duration Income Fund Dolan McEniry Core Plus Fund	D C C	E

Pamela Yang	Dolan McEniry Core Plus Fund DBi Managed Futures Strategy ETF	C D	D

Interested Trustee

Luc Dumontier	None	A	A

* Mr. Shefrin is scheduled to retire effective December 31, 2026 and therefore is not standing for reelection.

(1) Dollar Range of Equity Securities in iMGP Funds:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2) As of the Record Date, the Trustees each oversaw eight registered investment companies in the fund complex.

Trustee Compensation

Effective January 1, 2026, each Independent Trustee receives an annual fee of $145,000, allocated $11,250 per operational Fund with the remaining balance pro-rated quarterly based on each such Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also receives an attendance fee in the amount of $6,000 for each special meeting of the Board. Mr. DePriest receives an additional annual retainer as Chair in the amount of $25,000. Mr. Wainscott serves as the Audit Committee Chair and receives an additional annual retainer in the amount of $15,000. The additional retainers for the Board and Audit Committee Chairs and the special meeting fees described in this paragraph are allocated to each Fund on a prorated basis based on each such Fund’s assets. Prior to January 1, 2026, each Independent Trustee received an annual fee of $135,000, allocated $11,250 per operational Fund, with the remaining balance pro-rated quarterly based on each such Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also received an attendance fee in the amount of $6,000 for each special meeting of the Board. Ms. Allecta, the previous Chair of the Board, received an additional annual retainer as Chair in the amount of $15,000. Mr. Shefrin, the previous Audit Committee Chair, received an additional annual retainer in the amount of $10,000.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2025.

Name of Trustee	Aggregate Compensation from the Funds^	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex^ paid to Trustees

Independent Trustees

Thomas W. Bird	$135,000	$0	$135,000

Jennifer M. Borggaard*	$135,000	$0	$135,000

Jonathan W. DePriest	$135,000	$0	$135,000

Harold M. Shefrin, Ph.D.**	$145,000	$0	$145,000

Craig Wainscott	$135,000	$0	$135,000

Pamela Yang	$135,000	$0	$135,000

Julie Allecta***	$147,500	$0	$147,500

Interested Trustee

Jeffrey K. Seeley****	None	None	None

^	As of December 31, 2025, the Fund complex consisted of twelve separate series of the Trust. As of the date of this Proxy Statement, the Fund complex consists of nine separate series of the Trust.
*	Ms. Borggaard resigned as a Trustee effective July 31, 2026.
**	Mr. Shefrin is scheduled to retire effective December 31, 2026 and therefore is not standing for reelection.
***	Ms. Allecta retired from the Board effective December 31, 2025.
****

Mr. Seeley is no longer a Trustee as of February 13, 2026. While on the Board, Mr. Seeley was an Interested Trustee because of his employment relationship with the Advisor and accordingly served on the Board without compensation.

Aggregate Compensation Paid from the Funds^

Name of Person, Position	Global Select Fund	Inter national Fund	Small Company Fund	APA Enhanced Income Municipal Fund	Low Duration Income Fund	Dolan McEniry Core Plus Fund	Berkshire Dividend Growth ETF	DBi Managed Futures Strategy ETF	Polen Capital Global Growth ETF+	Polen Capital China Growth ETF+	Polen Capital International Growth ETF+	Polen Capital Emerging Markets ex-China Growth ETF#	Total Compen sation from Trust Paid to Trustees
Independent Trustees
Thomas W. Bird	$6,699	$9,102	$5,148	$4,134	$13,989	$17,342	$3,866	$48,197	$9,387	$3,624	$4,483	$3,659	$135,000
Jennifer M. Borggaard*	$6,699	$9,102	$5,148	$4,134	$13,989	$17,342	$3,866	$48,197	$9,387	$3,624	$4,483	$3,659	$135,000
Jonathan W. DePriest	$6,699	$9,102	$5,148	$4,134	$13,989	$17,342	$3,866	$48,197	$9,387	$3,624	$4,483	$3,659	$135,000
Harold M. Shefrin, Ph.D.**	$7,043	$9,710	$5,321	$4,196	$15,126	$18,854	$3,898	$53,101	$10,026	$3,630	$4,583	$3,669	$145,000
Craig Wainscott	$6,699	$9,102	$5,148	$4,134	$13,989	$17,342	$3,866	$48,197	$9,387	$3,624	$4,483	$3,659	$135,000
Pamela Yang	$6,699	$9,102	$5,148	$4,134	$13,989	$17,342	$3,866	$48,197	$9,387	$3,624	$4,483	$3,659	$135,000
Julie Allecta***	$7,183	$9,862	$5,364	$4,211	$15,410	$19,232	$3,906	$54,327	$10,186	$3,631	$4,608	$3,671	$147,500
Interested Trustee*
Jeffrey K. Seeley ****	None	None	None	None	None	None	None	None	None	None	None	None	None

^	As of December 31, 2025, the Fund complex consisted of twelve separate series of the Trust.
*	Ms. Borggaard resigned as a Trustee effective July 31, 2026.
**	Mr. Shefrin is scheduled to retire from the Board effective December 31, 2026 and therefore is not standing for reelection.
***	Ms. Allecta retired from the Board effective December 31, 2025.
****

Mr. Seeley is no longer a Trustee as of February 13, 2026. While on the Board, Mr. Seeley was an Interested Trustee because of his employment relationship with the Advisor and accordingly served on the Board without compensation.

+	The Polen Capital Global Growth ETF, Polen Capital China Growth ETF and the Polen Capital International Growth ETF were liquidated effective August 21, 2026.
#	The Polen Capital Emerging Markets ex-China Growth ETF was liquidated effective March 31, 2026.

Legal Proceedings

The Board is not aware of any legal proceedings involving any of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “Current Trustees and the Nominees” above.

Information Related to the Audit Committee and the Auditor

Information related to the Audit Committee, including the Audit Committee’s pre-approval policies and procedures, and to the Funds’ independent registered public accounting firm, Cohen & Company, Ltd. (“Cohen” or the “Auditor”), can be found in Exhibit A.

Fees Paid to the Auditor

The Auditor for the fiscal year ended December 31, 2025 was Cohen & Company, Ltd. (“Cohen”). The following table sets forth the aggregate fees billed by Cohen for each Fund’s most recent two fiscal years for (i) professional services rendered for audit services, including the audit or review of each Fund’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services reasonably related to the audit or review of each Fund’s financial statements not reported under (i); (iii) professional services rendered for tax compliance, tax advice and tax planning; and (iv) other products and services not reported in (i), (ii) or (iii).

Fund	Fiscal Year Ended 12/31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
iMGP Global Select Fund	2025	$18,477	$0	$4,500	$0
	2024	$17,000	$0	$5,500	$0
iMGP International Fund	2025	$21,477	$0	$5,500	$0
	2024	$20,000	$0	$5,500	$0
iMGP Low Duration Income Fund	2025	$71,477	$0	$10,500	$0
	2024	$40,000	$0	$8,000	$0
iMGP Dolan McEniry Core Plus Fund	2025	$17,477	$0	$4,000	$0
	2024	$14,000	$0	$4,000	$0
iMGP Small Company Fund	2025	$14,477	$0	$3,000	$0
	2024	$11,000	$0	$3,000	$0
iMGP Berkshire Dividend Growth ETF	2025	$14,477	$0	$3,500	$0
	2024	$13,000	$0	$3,500	$0
iMGP DBi Managed Futures Strategy ETF	2025	$19,477	$0	$6,000	$0
	2024	$16,000	$0	$6,000	$0
iMGP APA Enhanced Income Municipal Fund	2025	$15,477	$0	$3,500	$0
	2024	$0	$0	$0	$0

The Tax Fees for each Fund for fiscal years 2025 and 2024 relate to the preparation of each Fund’s income and excise tax returns and the review of each Fund’s annual excise tax distribution calculations, and all of such Tax Fees were required to be pre-approved, and were pre-approved, by the Audit Committee.

Vote Required

The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund or share class, at the Meeting is required for the election of each of the Nominees. A plurality vote means that the persons receiving the highest number of votes will be elected, and therefore, to be elected, a Nominee must be one of the five nominees receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present. Because the Nominees are running unopposed, each Nominee only needs one vote to be elected if there is a quorum present at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, Joseph Kelly, c/o iM Global Partner Funds, 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Principal Underwriter

The principal underwriter of the Fund’s shares is ALPS Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 1290 Broadway, Denver, Colorado 80203.

Administrator

State Street Bank and Trust Company serves as the administrator (the “Administrator”) of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at One Congress Street, Suite 1, Boston, Massachusetts 02114.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on September 25, 2026, the Record Date, will be entitled to notice of and to be present and vote at the Meeting or any adjournment(s) thereof. As of the Record Date, the

Funds have the following number of shares outstanding, which in each case equals the number of votes to which the shareholders of the Funds are entitled:

Fund	Shares Outstanding as of Record Date (September 25, 2026)
Global Select
Institutional Class	6,299,460.8700

International Fund
Institutional Class	3,830,798.1500

Low Duration Income Fund
Institutional Class	24,458,071.8280

Small Company Fund
Institutional Class	3,190,847.3570

Dolan McEniry Core Plus Fund
Institutional Class	53,712,116.7530

APA Enhanced Income Municipal Fund
Institutional Class	1,745,361.0010

Berkshire Dividend Growth ETF	21,209,605.88

DBi Managed Futures Strategy ETF	4,995,466,253

Management Ownership. As of the Record Date, to the best of the knowledge of the Trust, no current Trustee of the Trust, including the Nominees, beneficially owned 1% or more of the outstanding shares of the Funds, and the Trustees and the officers of the Funds, as a group, beneficially owned less than 1% of the outstanding shares of the Funds. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Funds’ Sub-Advisors, the Distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a Fund. A control person under the 1940 Act is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the Record Date, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.1

Global Select Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94104-4151	1,146,210.2950	18.20%	Record
National Financial Services Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	451,460.2330	7.17%	Record

International Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4141	2,254,277.1950	58.85%	Record
National Financial Services Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	490,721.8930	12.81%	Record

Low Duration Income Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4141	6,951,967.6220	28.42%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	3,462,258.2380	14.16%	Record
Partners Healthcare System Inc. 101 Merrimac Street. Boston, MA 02114-4799	3,301,356.7410	13.50%	Record
Pershing LLC 1 Pershing Plaza. Jersey City, NJ 07399-0001	1,873,505.1080	7.66%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,762,213.6530	7.21%	Record

Small Company Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	1,173,356.2070	36.77%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94105-4141	1,138,750.9700	35.69%	Record

Dolan McEniry Core Plus Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	13,468,889.8330	25.08%	Record
Morgan Stanley Smith Barney LLC 1 New York Plaza New York, NY 10004-1901	9,916,007.9480	18.46%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	6,766,331.4170	12.60%	Record
RBC Capital Markets LLC 60 S South Sixth Street #P08 Minneapolis, MN 55402	4,667,230.8490	8.69%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	3,305,565.5230	6.15%	Record

APA Enhanced Income Municipal Fund

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	1,488,774.1910	85.30%	Record
Susan W Julian TTEE. 580 Washington Ave Glencoe, IL 60022-1837	198,406.0350	11.37%	Record

DBi Managed Futures Strategy ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	19%	Record
LPL Financial LLC 308 Market Street Kittanning, PA 16201	17%	Record
J.P. Morgan Securities 277 Park Avenue New York, NY 10172	10%	Record
Morgan Stanley 200 Hudson Street Jersey City, NJ 07311	8%	Record

Berkshire Dividend Growth ETF

Name and Address	% Ownership	Type of Ownership
Truist Financial Corp. 214 North Tryon Street Charlotte, NC 28202	53%	Record
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	21%	Record

[1]

The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries. Also, the Funds were unable to identify certain financial intermediaries who are considered principal shareholders of the Funds.

Interested Persons of the Trust and the Funds

Mr. Dumontier, the Interested Nominee, is deemed to be an “interested person” of the Trust and the Funds, as defined in the 1940 Act, because of his management role with the Advisor.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-960-0188 or write to the Funds c/o 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Exhibit A

Information Relating to the Audit Committee and the Auditor

The Auditor

The Audit Committee and the Board, including a majority of the Independent Trustees, have selected Cohen & Company, Ltd. (the “Auditor”) as the independent registered public accounting firm for the Funds. The Auditor, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Funds. The Audit Committee approved the engagement of the Auditor as each Fund’s independent registered public accounting firm for the Fund’s current fiscal year. The Auditor provides audit and audit-related services as well as tax services to the Funds. The Auditor’s business address is 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

The reports of the Auditor on each Fund’s financial statements for each of the last two fiscal years audited by the Auditor contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with the Auditor during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the Auditor, would have caused them to make reference thereto in their reports on the financial statements for such years.

Representatives of the Auditor are not expected to be at the Meeting to answer questions relating to the services provided or to be provided to the Funds. However, a representative of the Auditor could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible, among other things, for selecting, overseeing and setting the compensation of the Auditor and for acting as liaison between the Auditor and the Board. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee pre-approves (1) all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the Auditor, and (2) all non-audit services to be provided to the Advisor and certain control persons of the Advisor by the Auditor if such services have a direct impact on the operations or financial reporting of the Trust, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that set forth the pre-approval policies and procedures:

1.	Selection of Auditor and Approval of Fees.

a.

The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to the Advisor or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.

b.

The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services to be provided to the Trust in accordance with the pre-approval requirements set forth below. The Trust shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Trust.

2.

Independence of the Auditor. The Audit Committee shall evaluate all audit-related services and permissible non-audit services performed or to be performed by the Auditor to ensure that such services do not impair the independence of the Auditor. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor and that do not impair the independence of the Auditor. Permissible non-audit services include tax compliance, tax planning, tax advice and other routine and recurring services that do not impair the independence of the Auditor. The Audit Committee shall seek appropriate assurances from the Auditor that the Auditor is not performing any prohibited non-audit services as defined by applicable regulations and standards.

3.	Pre-Approval of Auditor Services.

a.	Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either

i.	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

ii.

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

b.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

c.

Pre-Approval of Non-Audit Services Provided to the Advisor and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Advisor and (ii) any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust. The De Minimis exceptions set forth above under section 3.b apply to pre-approvals under this section 3.c as well, except that the “total amount of revenues” calculation for section 3.c services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this section (i.e., the Advisor or any control person).

Audit and Related Fees

The fees paid to the Auditor for services provided to the Funds for the most recent two fiscal years are indicated in the table under “Fees Paid to Cohen” of the Proxy Statement. In addition:

Percentage of Audit-Related Fees, Tax Fees and All Other Fees Approved by the Audit Committee Pursuant to the Pre-Approval Policies and Procedures. With respect to all Funds, during fiscal years 2025 and 2024, (i) $0 was charged by Cohen for audit-related or other services; and (ii) 100% of the Tax Fees charged by Cohen, as indicated in the table under “Fees Paid to Cohen,” were required to be pre-approved, and were pre-approved, by the Audit Committee.

Performance of Audit Services by Full-Time, Permanent Employees of Cohen. For fiscal year 2025, less than 50% of hours expended on Cohen’s engagement to audit the Funds’ financial statements were attributed to work performed by persons other than Cohen’s full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by Cohen for services rendered to the Trust and any Service Affiliate1 were $0 and $4,500, respectively, in the fiscal years 2025 and 2024.

Auditor Independence. There was $0 in non-audit services rendered to Service Affiliates by Cohen in fiscal years 2025 and 2024 and therefore no impact on the independence of Cohen.

1 A “Service Affiliate” includes: (1) the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

iM Global Partner YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! VOTER PROFILE: Voter ID: Security ID: Shares to Vote: Household ID: **please call the phone number to the right for more information VOTER CONTROL NUMBER: XXXX XXXX XXXX VOTE REGISTERED TO: PROXY CARD MEETING AGENDA on Reverse Side BY INTERNET: Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone vote.proxyonline.com BY PHONE: Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (800) 207-3158 BY MAIL: Complete and sign the proxy and mail back the proxy card. provided. USPS Postage-Paid Envelope Fund Name Here A Series of iM Global Partner Funds PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 15, 2027 The undersigned, revoking previous proxies, if any, hereby appoints Joseph Kelly and John Coughlan, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the of the iMGP Global Select Fund, iMGP International Fund, iMGP Small Company Fund, iMGP Low Duration Income Fund, iMGP Dolan McEniry Core Plus Fund, iMGP APA Enhanced Income Municipal Fund, iMGP Berkshire Dividend Growth ETF and iMGP DBi Managed Futures Strategy ETF (collectively, the “Funds”), each a series of iM Global Partner Funds (the “Trust”), to be held on January 15, 2027, at 9:00 a.m. Pacific time, at the offices of iM Global Partner Fund Management, LLC, (the “Advisor”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, or at any adjournment(s) thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON (VIRTUALLY) AND VOTING AT THE MEETING. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (800) 207-3158. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 15, 2027. The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/imglobal/docs/2027special.pdf Mail ID: BAR CODE CUSIP

Fund Name Here PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. PROPOSAL: FOR WITHHOLD 1. To elect five Trustees to the Board of Trustees of the Trust (the “Board”); and 1) Craig W. Wainscott O O 2) Thomas W. Bird O O 3) Jonathan W. DePriest O O 4) Pamela Yang O O 5) Luc Dumontier O O 2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof. THANK YOU FOR CASTING YOUR VOTE  Mail ID: BARCODE CUSIP